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                                                                   Exhibit 10.66

                                                                  EXECUTION COPY

                             INTERCREDITOR AGREEMENT

     This Intercreditor Agreement (the "Intercreditor Agreement" or the "Agreement") is made as of June 18, 2004, by and among (a) the undersigned "Creditors" signatory hereto and all subsequent holders of the Notes (as defined in the Indenture referred to below) or beneficial interests therein (collectively, the "Creditors"); (b) SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 2221 Washington Street, Suite 200, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank"), (c) IBASIS, INC., a Delaware corporation (the "Company"), IBASIS GLOBAL, INC., a Delaware corporation ("Global"), IBASIS HOLDINGS, INC., a Delaware corporation ("Holdings"), and IBASIS SECURITIES CORPORATION, a Massachusetts corporation ("Securities", and, collectively with the Company, Global and Holdings, the "Obligors"), and (d) THE BANK OF NEW YORK, in its capacity as Collateral Agent (as such term is defined in the Indenture referred to below) and THE BANK OF NEW YORK, in its capacity as Trustee (as such term is defined in the Indenture referred to below).

                                    RECITALS

     A. The Obligors have requested and/or obtained certain loans or other credit accommodations from Bank to Obligors which are or may be from time to time secured by assets and property of Obligors.

     B. Pursuant to the terms of that certain Indenture dated June 18, 2004 by and among the Obligors and the Trustee (as the same may be amended, restated, modified and/or supplemented from time to time, the "Indenture"), the Creditors have extended loans or other credit accommodations to the Company or may acquire Notes (as such term is defined in the Indenture) from other Creditors and the Company has issued the Notes (as defined in the Indenture) to the Creditors in accordance with the terms thereof.

     C. Pursuant to the terms of the Indenture, Global and Securities have guaranteed all of the Company's obligations owing to the Creditors, the Collateral Agent and the Trustee under the Indenture and the Notes.

     D. In order to induce Bank to continue to extend credit to Obligors and, at any time or from time to time, at Bank's option, to make such further loans, extensions of credit, or other accommodations to or for the account of any Obligor, or to purchase or extend credit upon any instrument or writing in respect of which an Obligor may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Bank may deem advisable, the Creditors and the Collateral Agent are willing to subordinate: (i) all of the Obligors' indebtedness and obligations to the Creditors pursuant to (a) the Indenture, including, without limitation, the Notes issued under the Indenture and the guarantee obligations of Global and Securities contained in the Indenture and (b) each additional Note issued under the Indenture (all of Obligors' indebtedness and obligations under the Indenture and Notes being hereinafter collectively referred to as the "Subordinated Debt") to all of Obligors' indebtedness and obligations to Bank other than (1) any obligations and indebtedness owing to the Bank under any of the 6 3/4% Convertible Subordinated Notes due

                                       -1-
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2009 (as defined in the Indenture) or the 5 3/4% Convertible Subordinated Notes
due 2005 (as defined in the Indenture) (collectively, the "Junior Notes"); (2) any obligations and indebtedness owing to the Bank pursuant to any instrument, document or agreement which specifically provides therein that the indebtedness thereunder is junior in right of payment to the Subordinated Debt (the "Express Junior Debt"); or (3) any obligations and indebtedness owing to the Bank pursuant to any instrument, document or agreement which specifically provides therein that the indebtedness thereunder is pari passu in right of payment to the Subordinated Debt (the "Express Pari Passu Debt" and, collectively with the Junior Notes and the Express Junior Debt, the "Junior Debt")and (ii) all of the Collateral Agent's security interests, if any, to all of Bank's security interests in the Obligors' property.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. The Creditors and the Collateral Agent hereby subordinates to Bank any security interest or lien that the Collateral Agent may have for the benefit of the Creditors, the Trustee or the Collateral Agent in any property of Obligors. Notwithstanding the respective dates of attachment or perfection of the security interest of the Collateral Agent and the security interest of Bank, the security interest of Bank in the Collateral (as defined in a certain Amended and Restated Loan and Security Agreement (the "Loan Agreement") among the Company, Global and Bank dated as of December 29, 2003 and as also defined in a certain Security Agreement between Securities and Bank dated December 29, 2003 and in a certain Security Agreement between Global and Bank dated December 29, 2003, as each may be amended from time to time), shall at all times be senior to the security interest granted to the Collateral Agent for the benefit of the Creditors, the Trustee or the Collateral Agent under the Security Documents (as defined in the Indenture).

2. All Subordinated Debt is subordinated in right of payment to all obligations of Obligors to Bank, other than any Junior Debt, now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys' fees), including, without limitation, all interest accruing after the commencement by or against any Obligor of any bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the "Senior Debt").

3. Except as otherwise expressly provided herein, the Creditors will not demand or receive from any Obligor (and Obligor will not pay to the Creditors (or the Trustee on behalf of the Creditors)) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will the Collateral Agent exercise any remedy with respect to the Collateral, nor will the Creditors (or the Trustee on behalf of the Creditors) accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against any Obligor, until such time as both (i) the Senior Debt is fully paid in cash and (ii) Bank has no commitment or obligation to lend any further funds to Obligors. Nothing in the foregoing paragraph shall prohibit the Creditors from converting all or any part of the Subordinated Debt into equity securities of any Obligor.

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4.   Subject to Section 5, the Company shall be permitted to make, and the
     Creditors shall be permitted to accept or receive the following permitted payments ("Permitted Payments"): (i) scheduled payments of interest when due pursuant to the terms of the Subordinated Debt, (ii) payment in full of principal outstanding under the Subordinated Debt at the later of (x) the maturity date of the Subordinated Debt or (y) June 18, 2007 and (iii) other payments specifically consented to in writing by Bank prior to the making of such payment. In accordance with Section 3 above, the Company acknowledges that it cannot voluntarily prepay the entire indebtedness or any portion thereof due the Creditors nor make any payments other than Permitted Payments, without Bank's prior written consent and the Creditors (and the Trustee on behalf of the Creditors) acknowledge that they will not accept any payment, other than a Permitted Payment, without Bank's prior written consent.

5.   i.     If, after an Event of Default, as defined in the Indenture, has occurred, the Creditors, the Trustee or the Collateral Agent desire to exercise remedies, the Creditors shall provide Bank with a written notice (the "Creditors' Notice") that there has occurred such an Event of Default under the Subordinated Debt. Bank shall respond to such notice to the Trustee, the Collateral Agent and to the Creditors at the addresses set forth in their notice, within fifteen (15) days after receipt of the Creditors' Notice and Bank shall elect at its sole option to: (1) deliver a Blockage Notice (as defined below) to the Creditors, the Trustee and the Collateral Agent or (2) deliver a notice that the Creditors, the Trustee and/or the Collateral Agent may exercise remedies provided that the Creditors, the Trustee or the Collateral Agent, as the case may be, shall remit the proceeds of all Collateral to Bank until such time as the Senior Debt is paid in full. If the Bank shall fail to respond to the Creditors' Notice, in accordance with the preceding sentence, within fifteen (15) days after receipt of the Creditors' Notice, the Creditors, the Trustee and/or the Collateral Agent, as the case may be, may exercise their rights and remedies provided that the Creditors, the Trustee or the Collateral Agent, as the case may be, shall remit to Bank all payments, distributions and or other proceeds received by the Creditors, the Trustee or the Collateral Agent, as the case may be, from the Obligors or with respect to the Collateral until such time as the Senior Debt is paid full.

     ii. If, at any time, there is an Event of Default (as defined in the Loan Agreement) under the Senior Debt, Bank may deliver written notice to the Trustee, the Collateral Agent and to the Creditors that there is such an Event of Default under the Senior Debt (a "Blockage Notice") and neither the Trustee, the Creditors nor the Collateral Agent shall be entitled to accept or receive any payments on the Subordinated Debt (including, without limitation, any Permitted Payments) until the earlier of: (1) the Senior Debt is paid in full and Bank's commitment to lend has been terminated, (2) Bank rescinds the Blockage Notice or the Event of Default has been cured or waived by Bank in writing or (3) the end of the Blockage Period. The "Blockage Period" shall commence at the time the Blockage Notice is delivered to the Trustee, the Collateral Agent and the Creditors and expire on the earlier to occur of the following: (1) (x) 180 days following the delivery of the Blockage Notice for non-payment Events of Default under the Senior Debt or

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     (y) indefinitely for all payment Events of Default under the Senior Debt;
     PROVIDED THAT if, with respect to a Blockage Period based on non-payment defaults under the Senior Debt, prior to the expiration of such 180-day period Bank has commenced a judicial proceeding or a non-judicial action to collect or enforce the Senior Debt or exercised rights with respect to the Collateral and Bank continues to diligently pursue same, or a case or proceeding by or against the Obligors is commenced under the federal Bankruptcy Code or any other insolvency law, then such period shall be extended during the continuation of such proceedings and actions until the payment in cash or other property or securities in the full amount of the allowed claim of Bank under the Senior Debt; or (2) Bank's written consent to the termination of the Blockage Period. With respect to non-payment defaults under the Senior Debt, in no event shall the Blockage Period during any period of 365 consecutive days exceed 180 days in the aggregate, whether pursuant to one Blockage Notice or multiple Blockage Notices.

6. The Creditors, the Trustee and the Collateral Agent, as the case may be, shall promptly deliver to Bank in the form received (except for endorsement or assignment by the Creditors, the Trustee or the Collateral Agent, as the case may be, where required by Bank) for application to the Senior Debt any payment, distribution, security or proceeds received by the Creditors, the Trustee or the Collateral Agent, as the case may be, with respect to the Subordinated Debt other than in accordance with this Intercreditor Agreement (other than equity securities or debt subordinated to the Senior Debt on the same terms as the Subordinated Debt).

7. In the event of any Obligor's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Bank's claims against such Obligor and the estate of such Obligor shall be paid in full before any payment is made to the Creditors.

8. Until the Senior Debt is fully paid in cash, and Bank's obligation to lend any funds to Obligor has been terminated, the Creditors hereby authorize Bank, as Creditors' attorney-in-fact, to file in any bankruptcy, insolvency or similar proceeding involving the Obligors the appropriate claim or claims in respect of the Subordinated Debt on behalf of the Creditors if the Creditors do not do so prior to 15 days before the expiration of the time to file claims in such proceeding and if Bank elects, in its sole discretion, to file such claim or claims.

9. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Intercreditor Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that the Collateral Agent may have in any property of Borrower. In addition, such instruments shall not be, in any event, amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt.

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10.  If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Bank for any reason (including, without limitation, the bankruptcy of an Obligor), this Intercreditor Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and the Creditors shall immediately pay over to Bank all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to the Creditors, Bank may take such actions with respect to the Senior Debt as Bank, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to an Obligor, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against any Obligor or any other person. No such action or inaction shall impair or otherwise affect Bank's rights hereunder.

11. This Intercreditor Agreement shall bind any successors or assignees of the Creditors, the Trustee and the Collateral Agent, including any transferees of Notes or beneficial interests in Notes, and shall benefit any successors or assigns of Bank. This Intercreditor Agreement shall remain effective until terminated in writing by Bank. This Intercreditor Agreement is solely for the benefit of the Creditors, the Trustee, the Collateral Agent and Bank and not for the benefit of any Obligor or any other party. The Creditors, the Trustee and the Collateral Agent further agree that if any Obligor refinances all or any portion of the Senior Debt with a new lender, and if Bank or any Obligor makes a request of the Creditors, the Trustee and the Collateral Agent, the Creditors, the Collateral Agent and the Trustee shall agree to enter into a new intercreditor agreement with the new lender on substantially the terms and conditions of this Intercreditor Agreement, and such intercreditor agreement shall be deemed to be in full force and effect, regardless of whether or not executed by such Creditors, the Trustee and the Collateral Agent from and after the earlier of (x) such request, or (y) the consummation of such refinancing.

12. This Intercreditor Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

13. This Intercreditor Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to conflicts of laws principles, except with respect to the rights, duties and liabilities of the Trustee and the Collateral Agent, which shall be governed by and construed in accordance with the laws of the State of New York. The Creditors, the Trustee, the Collateral Agent and Bank submit to the non-exclusive jurisdiction of the state and federal courts located in Boston, Massachusetts in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Intercreditor Agreement; provided, however, that if for any reason Bank cannot avail itself of the Courts of The Commonwealth of Massachusetts, the Creditors, the Trustee and the Collateral Agent accept jurisdiction of the Courts and venue in Santa Clara County, California. THE CREDITORS, THE TRUSTEE, THE

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     COLLATERAL AGENT AND BANK WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF
     ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS INTERCREDITOR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

14. This Intercreditor Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. The Creditors are not relying on any representations by Bank or Obligor in entering into this Intercreditor Agreement, and the Creditors have kept and will continue to keep themselves fully apprised of the financial and other condition of Obligors. Subject to the last sentence of paragraph 12 above, this Intercreditor Agreement may be amended only by written instrument signed by the Creditors, the Trustee, the Collateral Agent and Bank.

15. In the event that Bank is holding original chattel paper, documents, instruments, or investment property of any Obligor, Bank hereby acknowledges that it is holding such Collateral for the benefit of the Collateral Agent (for the benefit of the Creditors, the Trustee and the Collateral Agent) as an additional secured party, as well as holding such Collateral for its own account, subject to the relative priorities set forth herein. The Collateral Agent and the Creditors hereby acknowledge and agree that Bank has no fiduciary duty, duty of safekeeping, duty as bailee or any other duty to the Collateral Agent and the Creditors with regard to such Collateral. Bank hereby agrees to deliver such original Collateral to the Collateral Agent upon payment in full of all Senior Debt and termination of this Intercreditor Agreement.

16.  (i) The Collateral Agent, the Trustee and each Creditor hereby agrees that
     (a) any and all rights and powers of the Collateral Agent under or pursuant to the Indenture and any of the Security Documents (as defined in the Indenture) shall be subject to the terms of this Intercreditor Agreement, and (b) the Collateral Agent shall not knowingly take, and neither the Trustee nor the Creditors shall instruct or direct the Collateral Agent to take, any action that would be in violation of the terms hereof.

     (ii) The Collateral Agent is entering into this Intercreditor Agreement solely in its capacity as Collateral Agent under the Indenture and the Security Documents, and not otherwise. The Collateral Agent shall have no any liability or responsibility for the actions or omissions of the Trustee or any Creditor, or for the Trustee's or any Creditor's compliance with (or failure to comply with) the terms of this Intercreditor Agreement. The Collateral Agent shall not have individual liability to the Bank if it shall mistakenly pay over or distribute to any Creditor, the Trustee or any Obligor any amounts to which the Bank is entitled under this Intercreditor Agreement, so long as the Collateral Agent is acting in good faith. Nothing in this Intercreditor Agreement shall be construed to subordinate or apply to any payment of fees or expenses to the Collateral Agent to which it is entitled.

     (iii) In entering into this Intercreditor Agreement, and in performing or observing any of the terms of this Intercreditor Agreement, and otherwise in respect of any matter arising under or in respect of this Intercreditor Agreement, the Collateral Agent shall enjoy and shall be protected by each of the rights, immunities, indemnities and other protections set forth in the Indenture, the

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Security Documents, the Collateral Agency/Intercreditor Agreement (as such term is defined in the "Indenture") and any other agreement relating thereto; and any obligations, duties or liabilities to which the Collateral Agent may be or become subject under or in respect of this Intercreditor Agreement shall be subject to and limited by the terms of the Indenture, the Security Documents, the Collateral Agency/Intercreditor Agreement and any other agreement relating thereto. Subject to the other provisions of this Section 16, in no event shall the Collateral Agent have any liability hereunder that it would not have, nor shall the Collateral Agent be obligated to take any action hereunder that it would not be required to take, under the terms of the Indenture, the Security Documents and any other agreement relating thereto. The Collateral Agent has no responsibility for the terms of this Intercreditor Agreement or its sufficiency for any purpose.

     (iv) The Trustee is entering into this Intercreditor Agreement solely in its capacity as Trustee under the Indenture, and not otherwise. The Trustee shall have no any liability or responsibility for the actions or omissions of the Collateral Agent or any Creditor, or for the Collateral Agent's or any Creditor's compliance with (or failure to comply with) the terms of this Intercreditor Agreement. The Trustee shall not have individual liability to the Bank if it shall mistakenly pay over or distribute to any Creditor (or any Obligor) any amounts to which the Bank is entitled under this Intercreditor Agreement, so long as the Trustee is acting in good faith. Nothing in this Intercreditor Agreement shall be construed to subordinate or apply to any payment of fees or expenses to the Trustee to which it is entitled.

     (v) In entering into this Intercreditor Agreement, and in performing or observing any of the terms of this Intercreditor Agreement, and otherwise in respect of any matter arising under or in respect of this Intercreditor Agreement, the Trustee shall enjoy and shall be protected by each of the rights, immunities, indemnities and other protections set forth in the Indenture; and any obligations, duties or liabilities to which the Trustee may be or become subject under or in respect of this Intercreditor Agreement shall be subject to and limited by the terms of the Indenture. Subject to the other provisions of this Section 16, in no event shall the Trustee have any liability hereunder that it would not have, nor shall the Trustee be obligated to take any action hereunder that it would not be required to take, under the terms of the Indenture. The Trustee has no responsibility for the terms of this Intercreditor Agreement or its sufficiency for any purpose.

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          IN WITNESS WHEREOF, the undersigned have executed this Intercreditor
Agreement as of the date first above written.

                               "Bank"

                               SILICON VALLEY BANK


                               By:    /s/ Authorized Signatory
                                  ----------------------------------------------


                               "Collateral Agent"

                               THE BANK OF NEW YORK


                               By:    /s/ Geovanni Barris
                                  ----------------------------------------------

                               Title: Vice President
                                     -------------------------------------------


                               "Trustee"

                               THE BANK OF NEW YORK


                               By:    /s/ Geovanni Barris
                                  ----------------------------------------------

                               Title: Vice President
                                     -------------------------------------------

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                               "Creditors"

                               GREYWOLF CAPITAL OVERSEAS FUND


                               By: /s/ William Troy
                                   ---------------------------------------------

                               Title:  Chief Operating Officer
                                     -------------------------------------------


                               GREYWOLF CAPITAL PARTNERS II LP


                               By: /s/ William Troy
                                   ---------------------------------------------

                               Title:  Chief Operating Officer
                                     -------------------------------------------


                               TEJAS SECURITIES GROUP, INC.
                               401K PLAN & TRUST
                               JOHN GORMAN TTEE UAD 1/1/96 FBO JOHN J GORMAN


                               By: /s/ John Gorman
                                   ---------------------------------------------

                               Title:  Trustee
                                     -------------------------------------------


                               SCHOTTENFELD QUALIFIED ASSOCIATES


                               By: /s/ Richard Schottenfeld
                                   ---------------------------------------------

                               Title:  Managing Member of the General Partner
                                     -------------------------------------------

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                               LC CAPITAL MASTER FUND, LTD.


                               By: /s Steven Lampe
                                   ---------------------------------------------

                               Title:  Managing Member of the Advisor
                                     -------------------------------------------


                               SINGER CHILDREN'S MANAGEMENT TRUST


                               By: /s/ Gary Singer
                                   ---------------------------------------------

                               Title:  Investment Advisor
                                     -------------------------------------------


                               LOEB PARTNERS CORP.


                               By /s/ Robert Grubin
                                  ----------------------------------------------

                               Title:  Vice President
                                     -------------------------------------------


                               JMG TRITON OFFSHORE FUND LIMITED

                               By its Investment Manager, Pacific Assets
                               Management, LLC


                               By /s/ Jonathan Glaser
                                  ----------------------------------------------

                               Title:  Member Manager
                                     -------------------------------------------

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                               JMG CAPITAL PARTNERS

                               By its General Partner, JMG Capital Management,
                               LLC


                               By /s/ Jonathan Glaser
                                  ----------------------------------------------

                               Title:  Member Manager
                                     -------------------------------------------


                               WINDWARD CAPITAL, L.P.


                               By: /s/ Kim Emerson Morris
                                   ---------------------------------------------

                               Title:  Portfolio Manager
                                     -------------------------------------------

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The undersigned approves of the terms of this Intercreditor Agreement.

"Obligors"

IBASIS, INC.


By:/s/ Gordon J. Vanderbrug
   ----------------------------------------------------------

Title: Executive Vice President
       ------------------------------------------------------

IBASIS GLOBAL, INC.


By: /s/ Richard Tennant
    ---------------------------------------------------------

Title: Vice President, Finance and Chief Financial Officer
       ------------------------------------------------------

IBASIS SECURITIES CORPORATION.


By:/s/ Gordon J. Vanderbrug
   ----------------------------------------------------------

Title: Executive Vice President
       ------------------------------------------------------

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IBASIS HOLDINGS, INC.


By: /s/ Ofer Gneezy
   ----------------------------------------------------------

Title: President
      -------------------------------------------------------